UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AKOUSTIS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check in the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Akoustis Technologies, Inc.
9805 Northcross Center Court, Suite A
Huntersville, NC 28078
(704) 997-5735

September [__], 2024

To the Stockholders of Akoustis Technologies, Inc.:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of Akoustis Technologies, Inc. (the “Company”), which will be held on Thursday, November 14, 2024 at 10:00 a.m., local time, or at such adjournments or postponements thereof. The Annual Meeting will be held by means of remote communications, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AKTS2024.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, each of which we urge you to read carefully. In addition, enclosed are a proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2024.

We sincerely hope that you can attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to review these proxy materials and submit your voting instructions in advance of the Annual Meeting by Internet, by telephone, or by mail. Instructions regarding submitting a proxy by Internet and telephone are included on the proxy card. If you choose to submit a proxy by mail, please mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. You may revoke your proxy at any time before it is exercised as explained in the Proxy Statement.

If you have any questions or need assistance voting your shares, please contact Kenneth Boller, the Company’s Chief Financial Officer, at (704) 997-5735.

Sincerely,
/s/ Kenneth Boller
Kenneth Boller
Chief Financial Officer

Akoustis Technologies, Inc.
9805 Northcross Center Court, Suite A
Huntersville, NC 28078
(704) 997-5735

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 14, 2024 AT 10:00 A.M.

The 2024 Annual Meeting of Stockholders of Akoustis Technologies, Inc. (the “Company”) will be held on Thursday, November 14, 2024 at 10:00 a.m., local time, and any adjournments or postponements thereof (the “Annual Meeting”).The annual meeting will be held by means of remote communications, conducted via live webcast accessible at https://www.virtualshareholdermeeting.com/AKTS2024 for the following purposes:

1.      to elect five directors of the Company to serve one-year terms expiring at the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.      to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers;

3.      to approve amendments to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation” or “Charter”), effecting reverse stock splits of the Company’s common stock at ratios between 1-for-50 and 1-for-250 inclusive, one of which amendments (and therefore one of which reverse stock split ratios) will be chosen by the Board of Directors in its sole discretion on or prior to the one year anniversary of the date of the Annual Meeting (the “Reverse Stock Split”), and the rest of which amendments (and therefore the rest of the reverse stock split ratios) will be abandoned;

4.      to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025; and

5.      to transact such other business, if any, as may properly come before the Annual Meeting.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

We have fixed September 24, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to review these proxy materials and submit your voting instructions in advance of the Annual Meeting by Internet, telephone, or mail, as described on the enclosed proxy card. On or about [__], 2024, we will mail to stockholders as of the record date a notice with instructions on how to access our annual meeting materials and submit your voting instructions via the internet, by mail or telephone.

The Board of Directors recommends that stockholders vote “FOR” each of the director nominees, “FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers, “FOR” the approval of the amendment to the Certificate of Incorporation to effect the Reverse Stock Split, and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

You may revoke your proxy at any time prior to or at the Annual Meeting (prior to the vote at the Annual Meeting) by written notice to the Company, by executing a proxy bearing a later date, or by attending the Annual Meeting and voting online.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on November 14, 2024: the Proxy Statement and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com.

By order of the Board of Directors,
/s/ Kenneth Boller
Kenneth Boller
Chief Financial Officer
Huntersville, North Carolina
September [__], 2024

September [__], 2024

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 14, 2024

The Board of Directors (the “Board of Directors” or “Board”) of Akoustis Technologies, Inc. (the “Company”) is furnishing you this proxy statement to solicit, on its behalf, proxies to be voted at the Company’s 2024 Annual Meeting of Stockholders to be held on Thursday, November 14, 2024 at 10:00 a.m., local time, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held by means of remote communications, conducted via live webcast accessible at https://www.virtualshareholdermeeting.com/AKTS2024. These proxy materials are first being mailed or made available to stockholders on or about [__], 2024.

The entire cost of soliciting these proxies will be borne by the Company. In addition to the delivery of the proxy materials by mail, the Company may request banks, brokers, and other record holders, or a proxy solicitor acting on its behalf, to send proxies and proxy materials to the beneficial owners of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), and to secure the voting instructions of such beneficial owners. The Company will reimburse any such banks, brokers, other record holders, or proxy solicitors acting on its behalf for their reasonable expenses in so doing. The Company has not engaged a proxy solicitor to solicit proxies from stockholders; however, the Company retains the right to do so if it deems such solicitation necessary. Furthermore, the Company may also use one or more of its current employees, who will not be specially compensated, to solicit proxies from stockholders in person, by telephone, by e-mail, or by special letter.

The Annual Meeting will be held for the purpose of considering and voting upon the following:

1.      to elect five directors of the Company to serve one-year terms expiring at the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.      to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers;

3.      to approve amendments to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation” or “Charter”), effecting reverse stock splits of the Company’s common stock at ratios between 1-for-50 and 1-for-250 inclusive, one of which amendments (and therefore one of which reverse stock split ratios) will be chosen by the Board of Directors in its sole discretion on or prior to the one year anniversary of the state of the Annual Meeting, and the rest of which amendments (and therefore the rest of which reverse stock split ratios) will be abandoned;

4.      to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025; and

5.      to transact such other business, if any, as may properly come before the Annual Meeting.

The Board is not aware of any other business to come before the Annual Meeting.

i

GENERAL INFORMATION CONCERNING VOTING

Date, Time, and Place

The Company will hold its Annual Meeting virtually at 10:00 a.m., local time, on Thursday, November 14, 2024. You will be able to attend the Annual Meeting via live webcast and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AKTS2024.

Purpose of the Annual Meeting

At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon the following:

1.      to elect five directors of the Company to serve one-year terms expiring at the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.      to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers;

3.      to approve amendments to the Certificate of Incorporation effecting reverse stock splits of the Company’s common stock at ratios between 1-for-50 and 1-for-250 inclusive, one of which amendments (and therefore one of which reverse stock split ratios) will be chosen by the Board of Directors in its sole discretion on or prior to the one-year anniversary of the state of the Annual Meeting, and the rest of which amendments (and therefore the rest of which reverse stock split ratios) will be abandoned (the “Reverse Stock Split Proposal”);

4.      to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025; and

5.      to transact such other business, if any, as may properly come before the Annual Meeting.

The Board is not aware of any other business to come before the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors has determined that each of the proposals is advisable and in the best interests of the Company and its stockholders and recommends that stockholders vote “FOR” each of the director nominees, “FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers, “FOR” the Reverse Stock Split Proposal, and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Who May Vote

Stockholders of record of Common Stock as of the close of business on September 24, 2024, the record date established by the Board of Directors for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof, either in person or by proxy. Each share of Common Stock is entitled to one vote on each matter expected to be presented at the Annual Meeting, including the election of directors. On the Record Date, there were [__] shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Stockholders do not have cumulative voting rights.

Voting Methods

You may vote at the Annual Meeting online, by submitting a proxy by mailing the enclosed proxy card or by submitting voting instructions by telephone or on the Internet. Instructions regarding submitting your proxy or voting instructions by telephone and on the Internet are included on the proxy card. You may not submit your voting instructions by telephone or on the Internet after 11:59 p.m. Eastern Time on Wednesday, November 13, 2024. If you choose to submit a proxy by mail, please mark, sign, and date the proxy card and return it in the enclosed postage-paid envelope. If a bank, broker, or other nominee (“broker”) holds your shares, you will receive voting instructions directly from the broker.

You will need to obtain your own live webcast access if you choose to attend the Annual Meeting and/or vote over the Internet. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker to obtain your 16-digit control number or otherwise vote through the bank or broker. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin shortly before the meeting on November 14, 2024.

Submitting a Proxy

The form of proxy solicited by the Board of Directors permits you to specify a (i) choice among “for all” nominees, “withhold all” nominees, and “for all except” designated nominees and (ii) a choice among “for,” “against,” and “abstain” with respect to the proposals regarding (a) approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers, (b) approval of the Reverse Stock Split Proposal, and (c) auditor ratification. All shares represented by valid proxies that the Company receives through this solicitation, and that are not validly revoked, will be voted according to your instructions on the proxy card or as instructed by phone or via the Internet. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. If other matters properly come before the Annual Meeting, the persons appointed to vote the proxies will vote on these matters in accordance with their best judgment. The proxies also have discretionary authority to vote to adjourn the Annual Meeting, including for the purpose of soliciting proxies to vote in accordance with the Board of Directors’ recommendations. The Board of Directors has selected Kamran Cheema and Kenneth Boller to act as proxies with full power of substitution and resubstitution at the Annual Meeting. Either of them is authorized to vote all proxies to vote shares of Common Stock at the Annual Meeting or any adjournment or postponement thereof granted by stockholders of the Company. The enclosed proxy with respect to the Annual Meeting is solicited by the Board of Directors.

Revocability of Proxies

Even if you execute a proxy or submit a proxy by telephone or over the internet, you have the right to revoke it and change your vote by notifying us at any time before your shares are voted at the Annual Meeting. You may revoke a proxy at any time by submitting written notice of revocation to Kenneth Boller, the Company’s Chief Financial Officer, before the shares are voted, by submitting a proxy having a later date, or by appearing at the Annual Meeting and voting online. Unless so revoked, the shares of Common Stock represented by the valid proxies received pursuant to this solicitation will be voted in accordance with the specifications given therein. Attendance at the Annual Meeting, without voting, will not serve to revoke a previously submitted proxy.

Quorum and Vote Necessary for Action

Quorum.    The presence of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.

Required Vote.    Directors are elected (Proposal 1) by a plurality of the votes cast by the shares entitled to vote in the election, which means that the five director nominees who receive the greatest number of “for” votes will be elected. You may vote “for all,” “withhold all” or “for all except” with respect to the election of directors. Approval, on a non-binding advisory basis, of the compensation paid to our named executive officers (Proposal 2), and ratification of the appointment of our independent registered accounting firm (Proposal 4) require the affirmative vote of the stockholders present in person or represented by proxy holding shares representing at least a majority of the votes so present or represented by proxy and entitled to be cast thereon. Approval of the Reverse Stock Split Proposal (Proposal 3) requires that the votes cast for the amendment exceed the votes cast “against” the amendment. You may vote “for,” “against,” or “abstain” with respect to Proposals 2 through 4.

Broker Non-Votes.    A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that matter and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum. Broker non-votes will not be treated as votes cast on Proposal 1 and will not be treated as votes entitled to be cast on Proposal 2, or 4 and, therefore, will have no effect on the vote required for the approval of Proposal 1, 2, or 4. We do not expect any broker non-votes with respect to Proposal 3, and therefore a failure to instruct your broker on how to vote on such matters will have no effect on the outcome of the vote.

“Routine” and “Non-routine” Matters.    Approval of the Reverse Stock Split Proposal (Proposal 3) and the approval of the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 (Proposal 4) are considered to be “routine” matters. Therefore, even if your broker does not receive voting instructions from you, your broker is entitled (but not required) to vote your shares on Proposals 3 and 4. The election of directors (Proposal 1) and approval, on a non-binding advisory basis of the compensation paid to our named executive officers (Proposal 2) are considered “non-routine” matters under applicable stock exchange rules, and your broker is not entitled to vote your shares on these proposals without your instructions.

Abstentions and Withheld Votes.    If you abstain from voting or withhold your vote on a particular matter, your shares will be counted for purposes of determining whether a quorum is present but will not be treated as cast either for or against Proposals 1 or 3 and therefore will have no effect on the outcome of the vote. Abstentions will have the same effect as votes cast against Proposals 2 and 4.

There are no appraisal rights with respect to the matters to be acted upon at the Annual Meeting.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our Common Stock that may be acquired upon exercise of stock options or warrants that are exercisable or that become exercisable within 60 days after the Record Date are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of the Record Date by (i) each of our directors and named executive officers and (ii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To the best of our knowledge, there is no stockholder known by us to be the beneficial owner of more than 5% of our Common Stock. To our knowledge, (i) none of the shares listed below are held under a voting trust or similar agreement, except as noted, and (ii) there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and address of beneficial owner	Amount and nature of beneficial ownership(1)(2)	Percent of class(3)
Jeffrey B. Shealy, Former Chief Executive Officer(4)	2,046,775	1.4%
Kenneth Boller, Chief Financial Officer(5)	241,957	*
David M. Aichele, Former Executive Vice President of Business Development(6)	233,622	*
Steven P. DenBaars, Director(7)	489,926	*
Jill Frizzley, Director	—	*
Arthur E. Geiss, Director, Co-Chairman of the Board(8)	593,138	*
Matthew Kahn, Director	—	*
Jerry D. Neal, Director, Co-Chairman of the Board(9)	965,537	*
All directors and executive officers as a group (9 persons)(10)	4,673,966	3.2%

____________

*        Less than 1%

(1)      Unless otherwise indicated in the table or the related notes, the address for each person named in the table is c/o Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite A, Huntersville, NC 28078.

(2)      Unless otherwise indicated in the table or the related notes, the shares are held directly by the beneficial owner.

(3)      Applicable percentage ownership is based on 143,650,181 shares of Common Stock outstanding as of the Record Date, together with securities exercisable for or convertible into shares of Common Stock within 60 days after the Record Date for each stockholder.

(4)      As previously announced on August 8, 2024, Mr. Shealy resigned from his position with the Company, effective August 6, 2024.

(5)      Includes (i) 8,000 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date; and (ii) 97,000 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(6)      As previously announced on July 12, 2024, Mr. Aichele resigned from his position with the Company, effective July 22, 2024.

(7)      Includes (i) 38,250 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date; and (ii) 163,967 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(8)      Includes (i) 138,333 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date; and (ii) 177,214 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(9)      Includes (i) 125,750 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date, and (ii) 40,000 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

(10)    Includes (i) 323,333 shares of Common Stock issuable upon the vesting of restricted stock units that vest within 60 days of the Record Date, and (ii) 530,181 shares of Common Stock issuable upon the exercise of options that are presently exercisable or become exercisable within 60 days of the Record Date.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than one. The number of directors is currently fixed at five directors. The Board of Directors has nominated Steven P. DenBaars, Jill K. Frizzley, Arthur E. Geiss, Matthew R. Kahn and Jerry D. Neal, all of whom currently are directors of the Company, for election by the stockholders at the Annual Meeting. Upon election, each such director will serve until the 2025 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Each nominee has consented to serve as a director if elected. Although the Board of Directors expects that each of the nominees will be available for election, if a vacancy in the slate of nominees is caused by death or any other unexpected occurrence, the persons named as proxies in the accompanying form of proxy may vote for a substitute nominee recommended by the Nominating Committee and approved by the Board of Directors.

Proxies may not be voted for a number of persons greater than the number of nominees. Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the five director nominees receiving the highest number of “FOR” votes, will be elected as directors of the Company.

The Board of Directors recommends a vote “FOR” each of Steven P. DenBaars, Jill K. Frizzley, Arthur E. Geiss, Matthew R. Kahn, and Jerry D. Neal for election as directors of the Company.

Properly submitted proxies will be voted “FOR” election of each of the nominees identified above unless otherwise specified.

DIRECTORS AND EXECUTIVE OFFICERS

Below are the names of, and certain information about our current executive officers and our directors, including the principal occupation and business experience of each such person during the past five years.

Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Kamran Cheema	51	Interim Chief Executive Officer and Chief Product Officer	August 8, 2024
Kenneth E. Boller	53	Chief Financial Officer	November 5, 2018
Steven P. DenBaars	62	Director	May 22, 2015
Jill K. Frizzley	49	Director	August 7, 2024
Arthur E. Geiss	71	Co-Chairman of the Board	May 22, 2015
Matthew R. Kahn	64	Director	August 7, 2024
Jerry D. Neal	80	Co-Chairman of the Board	May 22, 2015

Kamran Cheema is our Interim Chief Executive Officer and Chief Product Officer. Mr. Cheema has served as Chief Product Officer for the Company since 2022. He joined the Company in August 2021 as Vice President of Engineering, bringing a wealth of RF experience in product design, manufacturing, technology development, program management and quality management with over thirty years of experience in acoustic technology. Before joining the Company, Mr. Cheema served as the Vice President of Engineering at Qualcomm RF360, where he was responsible for all aspects of micro-acoustic hardware solutions for the mobile phone market. Mr. Cheema holds a MSEE from the University of Central Florida.

Kenneth E. Boller is our Chief Financial Officer and Corporate Controller. Mr. Boller joined the Company in December 2017 as Corporate Controller and became Assistant Secretary in February 2018, Interim Chief Financial Officer in November 2018, and Chief Financial Officer in February 2022. Mr. Boller has been responsible for building and managing the Company’s finance and HR organizations, capital raises, implementing the Company’s SEC financial reporting, and developing all internal controls and processes for the Company. He has over 25 years of experience in public company financial reporting, compliance, planning, treasury, tax, and related strategic matters. Mr. Boller’s past work experience includes Regional Controller and Corporate Director of Accounting for Ecolab, Inc. from 2012 to 2017. Prior to his employment at Ecolab, Inc., Mr. Boller served as Finance Director for ATI Allvac from 2007 to 2011. He is a Certified Public Accountant (Commonwealth of Pennsylvania) with his BS in Accounting from Rutgers University.

Steven P. DenBaars is a Distinguished Professor of Materials and Co-Director of the Solid-State Lighting and Energy Electronics Center at UCSB. Professor DenBaars joined UCSB in 1991 and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He is also a current Board member of Aeluma, Inc., a public company engaged in the manufacture of high performance InGaAs sensors and of SmartKem Inc., a thin-film transistor developer and manufacturer. Professor DenBaars was formerly a co-founder and board member of privately held GaN start-up companies, Soraa Inc. and Soraa Laser Diode Inc. Professor DenBaars has been in the compound semiconductor business for over 30 years starting with his prior work at Hewlett-Packard Optoelectronics division in 1988 and involvement in more than two LED companies and one laser diode company. Professor DenBaars’ specific research interests include growth of wide-band gap semiconductors (GaN based), and their application to Blue LEDs and lasers and energy efficient solid state lighting. This research has led to over 1,140 scientific publications and over 190 U.S. patents on electronic materials and devices. He has been awarded an NSF Young Investigator award, Young Scientist Award of the ISCS, IEEE Aron Kressel Award, ISCS Quantum Device Award (2021), and he is an IEEE Fellow. He was elected to the National Academy of Engineering (2012), and elected Fellow of the National Academy of Inventors (2014). We believe that Professor DenBaars adds value to our Board of Directors based on his years of experience in the LED industry and his extensive research involving wide-based gap semiconductors and their application to high power electronic devices.

Jill K. Frizzley currently serves as President of Wildrose Partners, LLC, an independent consulting company providing governance and related advisory services to corporations, a position she has held since 2019. Ms. Frizzley served as Counsel in the Business Finance & Restructuring Group at Weil, Gotshal & Manges LLP from 2016 to 2019, and previously practiced in the Business Finance Group at Shearman & Sterling LLP from 2000 to 2016. Ms. Frizzley is a corporate governance expert with over two decades of experience serving on boards and advising on financial restructuring and mergers and acquisitions. During the past five years, Ms. Frizzley was a member of multiple public company boards including: Hudson Technologies Inc. (from December 2019 to March 2022), Vivus Inc. (from July 2020 to December 2020), Town Sports International LLC (from September 2020 to December 2020), Avaya Holdings Corp. (from December 2022 to May 2023), Virgin Orbit Holdings (from April 2023 to August 2023), iMedia Brands, Inc. (from April 2023 to April 2024), Surgalign Holdings, Inc. (from June 2023 to October 2023), Proterra Inc. (from August 2023 to March 2024), Invitae Corporation (from December 2023 to August 2024), KLDiscovery Inc. (from March 2024 to August 2024), and CalAmp (from May 2024 to July 2024). Ms. Frizzley received a B.S. in Genetics with Honors from the University of Alberta and her LLB from the University of Toronto Faculty of Law. We believe that Ms. Frizzley is qualified to serve as a member of our Board of Directors due to her extensive corporate governance and legal experience, as well as her experience as a board member of publicly traded companies.

Arthur E. Geiss, Co-Chairman of the Board, founded AEG Consulting, LLC (“AEG Consulting”) in 2003 and currently serves as its Chief Executive Officer. AEG Consulting offers guidance concerning manufacturing, operations, and process development to technology companies. Prior to establishing AEG Consulting, Mr. Geiss served as Vice President of Wafer Fab Operations at RFMD. He was responsible for the start-up and operations of Gallium Arsenide epitaxial-growth and wafer-fabrication. Prior to RFMD, Mr. Geiss held management positions with Alpha Industries, Inc. (purchased by Skyworks Solutions, Inc.) and before that at ITT Gallium Arsenide Technology Center (purchased by Cobham plc). At both companies, he was responsible for process and device development and wafer fabrication operations. Prior to these, Mr. Geiss held a research position at the Xerox Palo Alto Research Center (now PARC, Inc.). At PARC, Inc., he investigated the structure of vitreous materials and amorphous thin films using Raman spectroscopy. Mr. Geiss has served as a Member of the Executive Committee of the IEEE GaAs IC Symposium (now CSICS) and as a Member of the Executive Committee of the GaAs Manufacturing Technology Conference (now CS Mantech). He has numerous patents and publications on electronic devices, processing, and manufacturing. Mr. Geiss earned a B.S. degree at Lafayette College and M.S. and Ph.D. degrees at Brown University, all in physics. We believe that Mr. Geiss adds value to our Board of Directors based on his extensive experience with technology companies, his executive leadership and management experience, and his research background.

Matthew R. Kahn currently serves as a consultant with over 35 years of experience in private equity, structured lending and credit investing and has served as a director on more than 35 boards of directors of both private and public companies. Mr. Kahn previously served on the board of directors of Approach Resources, Inc. from 2017 to 2020. He previously worked for 17 years at Gordon Brothers Group, where he was a founding member of the private equity and second lien lending business. Prior to joining Gordon Brothers in 1995, Mr. Kahn was the chief financial officer of Joseph Bank Clothiers and senior vice president for finance at Nature Food Centres. Mr. Kahn completed his Master of Business Administration program at University of Virginia (Darden School) and Bachelor of Science in Business Administration, magna cum laude, at Georgetown University. We believe that Mr. Kahn’s substantial management experience and financial expertise make him qualified to serve as a member on our Board.

Jerry D. Neal, Co-Chairman of the Board, founded RFMD in 1991 and served as its Executive Vice President of Marketing and Strategic Development from January 2002 to May 2012. Dr. Neal served as a Vice President of Marketing of RFMD from May 1991 to January 2000 and as its Executive Vice President of Sales, Marketing and Strategic Development from January 2000 to January 2002. Prior to joining RFMD, he was employed for 10 years with Analog Devices, Inc., including as Marketing Engineer, Marketing Manager, and Business Development Manager. Dr. Neal also founded Moisture Control Systems for the production of his patented electronic sensor for measurement of soil moisture for research, which was later sold to Hancor, Inc. Dr. Neal served as a Director of Tower Semiconductor Ltd. (“TowerJazz”) from July 2018 through April 2020 and previously served on the board of Jazz Semiconductor, Inc. from 2002 until 2008, prior to its acquisition by TowerJazz. Dr. Neal served as a Director of RFMD from February 1992 to July 1993. Dr. Neal received his associate’s degree in electrical engineering from Gaston Technical Institute and NCSU and his doctor of business management degree from Southern Wesleyan University. We believe that Dr. Neal adds value to our Board of Directors based on his extensive executive leadership and management experience and his sales, marketing, and product development background.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”) and, pursuant to Nasdaq Listing Rule 5605(b), we are required to have a Board of Directors comprised of a majority of “independent directors.” Our Board has determined that Professor DenBaars, Ms. Frizzley, Mr. Geiss, Mr. Kahn and Mr. Neal are independent directors under the applicable standards of The Nasdaq Stock Market.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is committed to strong, independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. Each member of the Board of Directors is independent under Nasdaq independence rules.

To assure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. We believe that separation of the Chairman and Chief Executive Officer positions encourages objective oversight and candid communications regarding the Company. Currently, two non-employee, independent directors, Mr. Geiss and Mr. Neal, serve as Co-Chairmen of the Board, while Mr. Cheema serves as interim Chief Executive Officer. The interim Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Co-Chairmen of the Board serve as liaisons between the Board and management, focus on Board and governance matters, and preside over meetings of the full Board. Although there is no formal delineation of their responsibilities, Mr. Neal tends to focus on the Company’s marketing and investor relations and communication between the interim Chief Executive Officer and the rest of the Board of Directors, while Mr. Geiss spends more time with technical and operational matters. The Co-Chairmen of the Board are independent, non-management positions. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization, as it allows Mr. Cheema to focus on the Company’s strategy, business, and operations and allows the Co-Chairmen to provide objective oversight of the Company.

As the Company’s principal governing body, the Board of Directors has the ultimate responsibility for overseeing the Company’s risk management practices. On an ongoing basis, the Board of Directors discusses areas of risk that particularly affect the Company with senior members of management, who report to the Board of Directors on those areas of risk at regularly scheduled meetings of the Board of Directors. These areas of risk change from time to time based on business conditions and competitive considerations. The Board of Directors and management periodically review, evaluate, and assess the risks relevant to the Company. In addition, the Audit Committee oversees the management of market and operational risks that could affect financial reporting, the Nominating Committee oversees management of risks associated with governance matters, and the Compensation Committee oversees management of risks related to executive compensation plans and policies.

Board Meetings and Director Attendance

The Board of Directors held 13 meetings during the fiscal year ended June 30, 2024. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

Although the Company does not have a formal policy regarding director attendance at annual meetings of stockholders, each director is encouraged and expected to attend the Annual Meeting. Each of our directors then serving on the Board of Directors attended the 2023 annual meeting of stockholders.

Committees of the Board of Directors

The Board maintains a number of standing committees including, the Audit Committee, the Compensation Committee, the Nominating Committee, the Technology Committee, and the IT Governance Committee. Each of these committees operates under a written charter and reports regularly to the Board. A copy of each of these committee charters is available in the “Investors” section of our website under the heading “Governance Documents”

at www.akoustis.com, and copies may also be obtained by request through the “Contact Us” form at the same website address. Each member of the Audit Committee, the Compensation Committee, and the Nominating Committee must satisfy membership requirements imposed by the applicable committee charter and, where applicable, Nasdaq listing standards and SEC rules and regulations. Each of the members of the Audit Committee, the Compensation Committee, and the Nominating Committee has been determined by the Board to be independent under applicable Nasdaq listing standards and, in the case of the Audit Committee and the Compensation Committee, under the independence requirements established by the SEC. A brief description of the responsibilities of each of these committees and their current membership follows.

Audit Committee

Our Board has established a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to represent and assist the Board in its general oversight of our accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company. Formed in February 2017 in connection with our initial listing on Nasdaq, the Audit Committee held 4 meetings during the fiscal year ended June 30, 2024. The current members of the Audit Committee are Ms. Frizzley, Mr. Kahn (Chair) and Mr. Neal. The Board of Directors has determined that each of the members is financially sophisticated and that Mr. Kahn meets the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Board also has determined that each of Ms. Frizzley, Mr. Kahn and Mr. Neal is “independent” under Rule 10A-3(b)(1) under the Exchange Act for purposes of Audit Committee independence.

Compensation Committee

Our Board has established a Compensation Committee to assist the Board in overseeing and reviewing information from management regarding compensation and human capital issues within the Company. The Compensation Committee also has specific responsibilities regarding performance reviews and compensation of the Company’s executive officers. The Compensation Committee is authorized under its charter to retain consultants to assist it in the evaluation of the Company’s executive compensation program. The Compensation Committee has consulted Pearl Meyer & Partners (“Pearl Meyer”), an independent compensation consultant, from time to time to review the Company’s compensation programs and provide market data, analyses and advice regarding the compensation of our executive officers and non-employee directors. Pearl Meyer does not provide any other services to the Company. Our executive officers communicate to the Compensation Committee regarding operational, financial or other milestones related to bonus determinations, but are otherwise not involved in determining or recommending the amount or form of executive and director compensation.

The Compensation Committee held 7 meetings during the fiscal year ended June 30, 2024. The Compensation Committee is responsible for approving the individual elements of total compensation for our interim Chief Executive Officer and other executive officers. The current members of the Compensation Committee are Ms. Frizzley, Mr. Kahn and Mr. Neal (Chair), each of whom is independent under existing Nasdaq listing standards, SEC requirements, and the requirements of Section 162(m) of the Internal Revenue Code (the “Code”). To the extent permitted by the Company’s bylaws and applicable law, rules, regulations and listing requirements, the Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee.

Nominating Committee

Our Board has established a Nominating Committee to assist the Board by identifying individuals qualified to become Board members, consistent with criteria approved by the Board, to recommend for the Board’s approval the slate of nominees to be proposed by the Board to stockholders for election to the Board or nominees for election to fill interim vacancies on the Board, and to recommend to the Board the directors who will serve on each committee of the Board. Formed in February 2017, the Nominating Committee held 2 meetings during the fiscal year ended June 30, 2024. The current members of the Nominating Committee are Ms. Frizzley, Mr. Kahn and Mr. Neal (Chair).

Other Committees

Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future. In July 2017, our Board designated a Technology Committee to assist the Board and the Company’s senior management in overseeing technology development initiatives and to advise the Board regarding new technology development and execution of technology initiatives. The current members of the Technology Committee are Professor DenBaars and Mr. Geiss (Chair). In August 2020, the Board designated an IT Governance Committee to oversee the Company’s risk management program relating to cybersecurity. The current members of the IT Governance Committee are Professor DenBaars, Jerry Neal and Mr. Geiss (Chair). The Board also designates special committees from time to time to oversee and manage particular matters at its discretion.

Process for Nominating Potential Director Candidates

The Nominating Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders consistent with criteria approved by the Board. Nominees for director are selected by the Nominating Committee on the basis of their (i) economic, academic, financial, and other expertise, skills, knowledge, and achievements useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of the Company.

The Nominating Committee does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Nominating Committee deems appropriate. The Board should collectively possess skills, industry, and other knowledge and expertise, and business and other experience useful for the effective oversight of the Company’s business. The Nominating Committee believes that the business experience of its directors has been, and continues to be, critical to the Company’s development and plan of operation.

The Nominations Committee values the input of stockholders in identifying director candidates. Accordingly, although the Nominations Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the Nominations Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominations Committee, directors and members of management. Any such nominations should be submitted to the Nominations Committee in line with the instructions provided under the caption “Submission of Future Stockholder Proposals and Nominations” below and comply with other specific procedural requirements set forth in the Bylaws.

Board Diversity Matrix (As of September 16, 2024)

Board Size:
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	1	4	—	—
Number of Directors who identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—	—	—	—
Did not Disclose Demographic Background	—	—	—	—

Board Diversity Matrix (As of September 6, 2023)

Board Size:
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	2	6	—	—
Number of Directors who identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+		—
Did not Disclose Demographic Background		—

Code of Business Conduct and Ethics

The Company has adopted a Code of Ethics and Conduct that applies to our directors, officers, and employees. A copy of the Code of Ethics and Conduct is posted on the Company’s website at www.akoustis.com. In the event that we amend any of the provisions of the Code of Ethics and Conduct that requires disclosure under applicable law or SEC rules, we intend to disclose such amendment on our website. Any waiver of the Code of Ethics and Conduct must be approved by the Board of Directors. Any waivers granted to our interim Chief Executive Officer or Chief Financial Officer will be disclosed on our website within four business days.

Hedging Transactions

Under our Insider Trading Policy, we strongly discourage our employees, officers and directors from engaging in hedging transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Any person wishing to enter into such an arrangement must first submit the proposed transaction for approval by the compliance officer designated under the Insider Trading Policy.

Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board of Directors, members of particular committees, or individual directors by sending a letter to such persons in care of our interim Chief Executive Officer at our principal executive offices. The interim Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the interim Chief Executive Officer will submit the correspondence to the Co-Chairmen of the Board or to the committee or specific director to whom the correspondence is directed. All such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

COMPENSATION AND OTHER INFORMATION CONCERNING OUR
EXECUTIVE OFFICERS AND DIRECTORS

We are a “smaller reporting company” under the federal securities laws and, as such, we have elected to comply with the reduced public company executive and director compensation disclosure requirements applicable to smaller reporting companies.

Executive Compensation

Summary Compensation Table

The following table sets forth information concerning the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ended June 30, 2024 and June 30, 2023. For the fiscal year ended June 30, 2024, our named executive officers are our former Chief Executive Officer and our two most highly compensated executive officers serving the Company at the end of the fiscal year ended June 30, 2024 other than our former Chief Executive Officer.

Summary Compensation Table for Fiscal Year 2024

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Jeffrey B. Shealy,(5)	2024	539,069	190,040	—	218,968	14,248	962,325
Former Chief Executive Officer	2023	470,730	571,500	—	235,365	13,145	1,290,740

Kenneth Boller,	2024	247,508	128,876	—	4,730	11,988	393,102
Chief Financial Officer	2023	246,989	364,350	—	61,747	12,850	685,936

David Aichele,(6)	2024	257,741	128,876	—	5,911	12,977	405,505
Former EVP of Business Development	2023	258,308	439,350	—	77,493	12,721	787,872

____________

(1)      The amounts shown in this column indicate the aggregate grant date fair value of awards of restricted stock and restricted stock units computed in accordance with FASB ASC Topic 718. See Note [__] to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 for a discussion of the assumptions made in the valuation of stock awards. Assuming maximum level of achievement of the performance criteria for the restricted stock units with market value appreciation conditions (“MVSUs”) which constitute a portion of the amounts included in this column, the aggregate grant date fair value of the MVSU awards granted to (i) Mr. Shealy for fiscal 2023 would be $523,000 compared to $393,000 included in this column, fiscal 2024 would be $181,320 compared to $129,600 included in this column (ii) Mr. Boller for fiscal 2023 would be $366,100 compared to $275,100 included in this column, fiscal 2024 would be $116,628 compared to $90,000 included in this column and (iii) Mr. Aichele for fiscal 2023 would be $418,400 compared to $314,400 included in this column, fiscal 2024 would be $116,628 compared to $90,000 included in this column. For more information on the MVSU awards, see Footnotes 8, 10 and 19 to the Outstanding Equity Awards at 2024 Fiscal Year-End table below on Page 15.

(2)      The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. See Note [__] to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 for a discussion of the assumptions made in the valuation of option awards.

(3)      The amounts shown in this column represent annual incentive opportunities to our named executive officers to promote the achievement of annual performance objectives. See “Annual Incentive Bonuses” below for additional details.

(4)      Amounts shown in this column relate to matching contributions to our named executive officers’ accounts under our 401(k) retirement savings plan.

(5)      As previously disclosed on August 8, 2024, Mr. Shealy resigned from his position with the Company, effective August 8, 2024.

(6)      As previously disclosed on July 12, 2024, Mr. Aichele resigned from his position with the Company, effective July 22, 2024.

Except as indicated below under “Employment Agreements,” we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table provides information about outstanding equity awards held by our named executive officers as of June 30, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
Jeffrey Shealy	45,000	—		7.12	9/27/2024
	40,000	—		5.00	11/26/2025
	24,000	6,000	(2)	7.98	12/19/2026
	30,000	20,000	(3)	8.11	08/28/2027
	20,000	30,000	(4)	10.15	09/09/2028
						6,000	(5)	790
						20,000	(6)	2,634
						30,000	(7)	3,951
						50,000	(8)	1,500
						40,000	(9)	5,268
						120,000	(10)	15,600
						80,000	(11)	10,536

Kenneth Boller	16,000	—		6.24	12/19/2024
	16,000	—		6.35	02/22/2025
	24,000	—		4.76	11/22/2025
	15,000	10,000	(12)	8.11	08/28/2027
	10,000	15,000	(13)	9.99	08/27/2028
	6,000	9,000	(14)	5.88	02/10/2029
						4,000	(15)	527
						3,000	(16)	395
						6,000	(6)	790
						9,000	(17)	1,185
						6,000	(18)	790
						35,000	(8)	1,050
						20,000	(9)	2,634
						60,000	(19)	7,800
						40,000	(20)	5,268

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
David Aichele	30,000	—		7.12	9/27/2024
	20,000	—		4.76	11/22/2025
	24,000	16,000	(12)	8.11	08/28/2027
	16,000	24,000	(13)	9.99	08/27/2028
						4,000	(15)	527
						4,000	(16)	527
						10,000	(6)	1,317
						15,000	(17)	1,976
						40,000	(8)	1,200
						28,000	(9)	3,688
						60,000	(19)	7,800
						40,000	(20)	5,268

____________

(1)      The market value is based upon the $0.1317 closing price of our Common Stock, as reported by Nasdaq on June 28, 2024 (the last trading day of the fiscal year), multiplied by the number of shares that had not yet vested.

(2)      These option awards vest on December 20, 2024.

(3)      These option awards vest in two equal annual installments on August 28, 2024 and 2025.

(4)      These option awards vest in three equal annual installments beginning on September 9, 2024.

(5)      These RSUs, granted December 20, 2019, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest on the fifth anniversary of the grant date.

(6)      These RSUs, granted on August 28, 2020, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest in two equal annual installments on the fourth and fifth anniversaries of the grant date.

(7)      These RSUs, granted on September 9, 2021, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest in three equal annual installments on the third, fourth and fifth anniversaries of the grant date.

(8)      These MVSUs granted on August 12, 2022, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The number of shares of the Company’s common stock earned at vesting is based on the Company’s stock price on the third anniversary of the grant date with amounts earned subject to a vesting multiplier ranging from 0% to 200% based on a target stock price of $5.23 per share. The MVSUs vest on the third anniversary of the grant date. The market value is based upon a $0.03 per share value determined using a Monte Carlo simulation.

(9)      These RSUs, granted on November 21, 2022, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest in four equal annual installments on the second, third, fourth and fifth anniversaries of the grant date.

(10)    These MVSUs granted on September 26, 2023, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The number of shares of the Company’s common stock earned at vesting is based on the Company’s stock price on the third anniversary of the grant date with amounts earned subject to a vesting multiplier ranging from 0% to 200% based on a target stock price of $0.7555 per share. The MVSUs vest on the third anniversary of the grant date. The market value is based upon a $0.13 per share value determined using a Monte Carlo simulation.

(11)    These RSUs, granted on September 26, 2023, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest in five equal annual installments on the first, second, third, fourth and fifth anniversaries of the grant date.

(12)    These option awards vest in two equal annual installments on August 28, 2024 and 2025.

(13)    These option awards vest in three equal annual installments beginning on August 27, 2024.

(14)    These option awards vest in three equal annual installments beginning on February 10, 2025.

(15)    These RSUs, granted August 20, 2019, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest on the fifth anniversary of the grant date.

(16)    These RSUs, granted December 18, 2019, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs will vest on the fifth anniversary of the grant date.

(17)    These RSUs, granted on August 27, 2021, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest in three equal annual installments on the third, fourth and fifth anniversaries of the grant date.

(18)    These RSUs, granted on February 10, 2022, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest in three equal annual installments on the third, fourth and fifth anniversaries of the grant date.

(19)    These MVSUs granted on September 13, 2023, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The number of shares of the Company’s common stock earned at vesting is based on the Company’s stock price on the third anniversary of the grant date with amounts earned subject to a vesting multiplier ranging from 0% to 200% based on a target stock price of $0.9719 per share. The MVSUs vest on the third anniversary of the grant date. The market value is based upon a $0.13 per share value determined using a Monte Carlo simulation.

(20)    These RSUs, granted on September 13, 2023, are subject to forfeiture in certain events of termination of the named executive officer’s employment. The RSUs vest in five equal annual installments on the first, second, third, fourth and fifth anniversaries of the grant date.

Employment Agreements

Jeffrey B. Shealy

On June 15, 2015, we entered into a three-year employment agreement with our Chief Executive Officer, Jeffrey B. Shealy. The agreement was amended on September 6, 2016, and again on September 13, 2023. After the initial three-year term, the agreement would automatically renew for successive one-year periods unless terminated by either party on at least 30 days’ written notice prior to the end of the then-current term. Dr. Shealy’s annual base salary would be subject to increase or decrease annually as determined by our Board of Directors. Dr. Shealy’s current base salary under the employment agreement would be $550,000. Dr. Shealy would be eligible, at the discretion of our Board of Directors, to receive an annual cash bonus of up to 145% of his annual base salary, and 195% of his annual base salary for 2024, which would be based on the Company achieving certain operational, financial or other milestones (the “Milestones”) that would be established by our Board of Directors. All or any portion of any annual bonus would be paid in cash, securities or other property. Dr. Shealy would be entitled to receive stock options or other equity incentive awards as and when determined by the Board and would be entitled to receive perquisites and other fringe benefits that may be provided to, and was eligible to participate in any other bonus or incentive program established by us for, our executives. Dr. Shealy would be entitled to be reimbursed for all reasonable travel, entertainment, and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities, or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by us from time to time. Dr. Shealy would also be eligible to earn a lump-sum cash bonus of $200,000 if he were to remain employed with the company through the earlier of June 30, 2024, and the date of a Change of Control.

In the event that Dr. Shealy’s employment is terminated by the Company without Cause (as defined below) or due to Permanent Disability (as defined below) or he resigns for Good Reason (as defined below) during the term of his employment, Dr. Shealy would be entitled to:

(x) an amount equal to his annual base salary then in effect (payable in accordance with the Company’s normal payroll practices) paid over a period of 24 months commencing on the effective date of his termination (the “Severance Period”) (in the case of a resignation for Good Reason, reduced by any cash remuneration paid to him because of any other employment or self-employment during the Severance Period and subject to Dr. Shealy’s continued compliance with ongoing obligations under the employment agreement following such resignation), (y) if and to the extent the Milestones are achieved for the annual bonus for the year in which the Severance Period commences (or, in the absence of Milestones, our Board of Directors has, in its sole discretion, otherwise determined an amount of Dr. Shealy’s annual bonus for such year), an amount equal to such annual bonus prorated for the portion of the performance year completed before Dr. Shealy’s employment terminated, and (z) immediate vesting of any unvested stock options, restricted stock, or similar incentive equity instruments “Cause” is defined in Dr. Shealy’s employment agreement and includes, among other things, material breaches of his employment agreement, including with respect to his obligations relating to intellectual property and confidentiality, failure to perform duties required of him as an employee, commitment of a felony or crime involving dishonesty or moral turpitude, misconduct or acts of violence or any activity that could result in a violation of federal securities laws. “Good Reason” is defined in Dr. Shealy’s employment agreement and includes, among other things, the removal of Dr. Shealy from his position, certain reductions by the Company in Dr. Shealy’s then applicable base salary or a change in Dr. Shealy’s principal place of employment from North Carolina.

For the purposes of Dr. Shealy’s employment agreement, a “Permanent Disability” would be an event which causes Dr. Shealy to be unable to discharge his duties to the Company for a period of ninety (90) consecutive days, or one hundred twenty (120) days in any one hundred eighty (180) consecutive day period (unless longer periods are required under applicable local labor regulations).

For the duration of the Severance Period, the Company would pay and Dr. Shealy would also be eligible to participate in our benefit plans or programs, provided Dr. Shealy was participating in such plan or program immediately prior to the date of employment termination, to the extent continued participation is permitted under the terms of such plan or program (collectively, the “Termination Benefits”). If Dr. Shealy’s employment was terminated during the term by the Company for Cause, by Dr. Shealy for any reason other than Good Reason or due to his death, then he would not be entitled to receive the Termination Benefits and would only be entitled to the compensation and benefits that would have accrued as of the date of such termination.

As previously announced in the Form 8-K filed on August 8, 2024, Dr. Shealy resigned as the Company’s Chief Executive Officer and member of the Board of Directors of the Company on August 6, 2024.

On August 6, 2024, the Company entered into a Separation Agreement (the “Separation Agreement”) with Dr. Shealy in connection with his resignation as the Company’s Chief Executive Officer and as a member of the Board of Directors. Pursuant to the Separation Agreement, Dr. Shealy was paid $400,000 in consideration for a release of any and all claims he may have against the Company, its affiliates, subsidiaries, representatives and other related parties.

Kenneth Boller

Kenneth Boller serves as the Chief Financial Officer pursuant to an offer letter dated December 13, 2017, when Mr. Boller joined the Company as its Corporate Controller. Pursuant to the offer letter and subsequent compensation adjustments by the Company, Mr. Boller is eligible to receive an annual cash bonus of up to 50% of his base salary if certain operational, financial, or other milestones determined by the Board, in its sole discretion, have been satisfied, and is eligible to participate in the 2018 Plan.

Mr. Boller’s salary is subject to increase or decrease annually as determined by our Board or its Compensation Committee. Mr. Boller’s current base salary under the employment agreement is $248,478.

David Aichele

David Aichele served as the Executive Vice President of Business Development pursuant to an offer letter dated May 12, 2017, when Mr. Aichele joined the Company as Vice President of Business Development. Pursuant to the offer letter and subsequent compensation adjustments by the Company, including an amendment to the offer letter in August 2022, Mr. Aichele is eligible to receive an annual cash bonus of up to 60% of his base salary if certain operational, financial, or other milestones determined by the Board, in its sole discretion, have been satisfied, and is eligible to participate in the 2018 Plan.

Mr. Aichele’s salary was subject to increase or decrease annually as determined by our Board or its Compensation Committee. At the time of his resignation, Mr. Aichele’s base salary under the offer letter was $258,751.

As previously announced in the Form 8-K filed on July 12, 2024, Mr. Aichele resigned as the Company’s Executive Vice President of Business Development on August 6, 2024.

Change in Control Arrangements

2015 Plan

In the event of a merger or change in control of the Company, the treatment of each outstanding award granted under the 2015 Plan will be determined by the administrator of the 2015 Plan, including whether each such award will be assumed or an equivalent option or right substituted by the successor corporation. The administrator will not be required to treat all awards similarly in the transaction. In the event that the successor corporation does not assume or substitute the awards, such awards will fully vest.

2016 Plan and 2018 Plan

Under the terms of the 2016 Plan and the 2018 Plan, the following provisions will generally apply in the event of a change of control:

•        To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award on substantially similar terms or with substantially equivalent economic benefits as such award, such award will fully vest.

•        In addition, in the event that an award is substituted, assumed or continued, the award will vest in full if the employment or service of the participant is terminated within two years after the effective date of the change of control by the Company without cause or (ii) by the participant for good reason.

Compensation Clawback Policy

We have adopted a Compensation Clawback Policy setting forth the conditions under which applicable incentive compensation provided to our executive officers may be subject to forfeiture, disgorgement, recoupment or diminution (“clawback”) in compliance with Nasdaq Listing Rule 5608. This policy provides that our Compensation Committee shall require the clawback or adjustment of incentive-based compensation to the Company upon the occurrence of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The policy prohibits the Company from indemnifying any current or former executive officers against the loss of erroneously awarded compensation and from purchasing or reimbursing an executive officer for purchasing insurance to cover such loss.

The awards and incentive compensation subject to clawback under this policy include any compensation that is granted, earned, or vested based wholly or in part upon the attainment of any measure that is determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measure. Any clawback under this policy may be effectuated in a manner determined in the sole and absolute discretion of the Compensation Committee. These measures could include, without limitation, the reduction, forfeiture or cancellation of awards, the return of paid-out cash or exercised or released shares, adjustments to future incentive compensation opportunities or in such other manner as our Compensation Committee determine to be appropriate, except as otherwise required by law.

Equity Compensation

Our named executive officers that remain employed with the Company are eligible to receive equity awards under the 2018 Plan. Awards under the 2018 Plan are intended to align the interests of our named executive officers with those of our stockholders and to create a link between executive pay and the long-term performance of our Common Stock. During the year ended June 30, 2024, we granted Dr. Shealy, Mr. Aichele, and Mr. Boller restricted stock units and market value appreciation conditions (“MVSUs”) as described in more detail in the Outstanding Equity Awards at Fiscal Year-End table above. The number of shares of the Company’s common stock earned at vesting of the MVSUs is based on the Company’s stock price on the third anniversary of the grant date with amounts earned subject to a vesting multiplier ranging from 0% to 200% based on a target stock prices ranging from $0.76 to $0.97 per share.

Annual Incentive Bonuses

Monetary incentive bonuses are generally paid annually, and are designed to reward our executive officers based on the performance of the Company and their individual results. The target incentive bonus amount and the performance measures and targets for each executive officer are provided and calculated in an annual bonus compensation plan, to the extent it is determined and approved by the Company’s Compensation Committee, at the beginning of each fiscal year for which the bonus is paid. The Compensation Committee considers our interim Chief Executive Officer’s recommendations, and independently reviews and recommends the total percentage achievement level for each of the executive officers to the Board of Directors for approval.

The performance measures and targets for receiving the annual incentive bonus are intended to be measurable and quantifiable and may include (but are not limited to) (i) objectives such as meeting volume targets for sales, securing design wins, and achieving spending targets; and (ii) key performance indicators, determined for each executive officer separately, according to the executive officer’s position. The annual incentive bonuses are intended to encourage the named executive officers to promote the growth of the Company’s business.

Retirement Benefits

Each of our named executive officers is eligible to participate in our 401(k) retirement savings plan. Pursuant to our 401(k) plan, all eligible employees, including our named executive officers, are provided with a means of saving for their retirement. We currently match all participating employee contributions up to maximum of 4.0 percent of compensation which vest immediately.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Fair value amounts below are computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. For options, fair value is calculated using a Black-Scholes option pricing model. For time-based RSU awards, fair value is calculated using the closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price. For MVSUs, fair value is determined using a Monte Carlo simulation model. Total shareholder return has been calculated in a manner consistent with Item 402(v) of Regulation S-K.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation Committee views the link between Company performance and our NEO pay. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The “Compensation Actually Paid”, which is presented in the table below, is defined by the SEC and does not reflect amounts actually paid, earned or received by our NEOs. A significant portion of the “Compensation Actually Paid” amounts shown relate to changes in values of unvested equity awards over the course of the applicable reporting year. Any unvested equity awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our share price. The ultimate values actually realized by our NEOs from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

Fiscal Year(1)	Summary Compensation Table Total for PEO ($)(2)(3)	Compensation Actually Paid to PEO ($)(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)(5)	Average Compensation Actually Paid to Non-PEO NEOs ($)(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(6)	Net Income (Loss) (in Thousands) ($)(7)
2024	962,325	143,151	399,304	(128,569)	1.23	(74,331)
2023	1,290,740	980,050	736,904	523,230	29.69	(63,577)
2022	1,529,225	130,596	754,252	(129,230)	34.55	(59,194)

____________

(1)      In accordance with the SEC rules for smaller reporting companies, only three years of information is required under Item 402(v) of Regulation S-K.

(2)      The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”)in the proxy statements of the last three fiscal years. See the footnotes to the applicable SCT for further detail regarding the amounts in this column.

(3)      For all years in question, our Principal Executive Officer (PEO) was the Company’s President and Chief Executive Officer, Jeffrey Shealy.

(4)      The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our PEO during each of the years in question:

Fiscal Year	Reported Summary Compensation Table Total for PEO $	Reported SCT Value of Equity Awards for PEO $	Equity Award Adjustments for PEO $	Compensation Actually Paid to PEO $
2024	962,325	(190,040)	(629,134)	143,151
2023	1,290,740	(571,500)	260,810	980,050
2022	1,529,225	(789,214)	(609,415)	130,596
Fiscal Year	Fair Value as of the End of the Fiscal Year of Unvested Equity Awards Granted in that Fiscal Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Fiscal Year ($)	Less: Fair Value at the end of the Prior Year of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions in the Fiscal Year ($)	Total Equity Award Adjustments for PEO ($)
2024	26,160	(550,968)		(104,326)		(629,134)
2023	336,500	(86,940)	—	11,250	—	260,810
2022	287,000	(776,250)	—	(120,165)	—	(609,415)

(5)      During fiscal years 2023 and 2024, our remaining NEOs consisted of Kenneth Boller (Chief Financial Officer), and David Aichele (former EVP of Business Development). During fiscal year 2022, our remaining NEOs consisted of Kenneth Boller (Chief Financial Officer), David Aichele (former EVP of Business Development), and Rohan Houlden (Former Chief Product Officer). The following adjustments were made to average total compensation for the NEOs as a group (excluding Dr. Shealy) for each year to determine the average compensation actually paid.

Fiscal Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs $	Average Reported SCT Value of Equity Awards for Non-PEO NEOs $	Average Equity Award Adjustments for Non-PEO NEOs $	Average Compensation Actually Paid to Non-PEO NEOs $
(a)	(b)	(c)	(d)	(e)
2024	399,304	(128,876)	(398,997)	(128,569)
2023	736,904	(401,850)	188,176	523,230
2022	754,252	(446,567)	(436,915)	(129,230)

Fiscal Year	Average Fair Value as of the End of the Fiscal Year of Unvested Equity Awards Granted in that Year ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Less: Fair Value at the end of the Prior Year of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions in the Year ($)	Total Equity Award Adjustments for Non-PEO NEOS ($)
2024	13,080	(354,506)		(57,571)		(398,997)
2023	228,525	(51,795)	—	11,446	—	188,176
2022	175,950	(507,895)	—	(104,970)	—	(436,915)

(6)      This column represents cumulative Company total shareholder return (“TSR”). TSR is calculated by dividing the sum of the cumulative amount of dividends for each measurement period (2022, 2022 – 2023, and 2023 – 2024), assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)      This column represents the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

Relationship between Compensation Actually Paid and TSR

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative total stockholder return for fiscal years 2022, 2022 – 2023, 2023 – 2024, respectively. Please see Note 6 above for additional information related to the computation of Company TSR.

Compensation Actually Paid vs. TSR
Compensation Actually Paid
$1.2m
$0.9m
$0.6m
$0.3m
$0.0m
($0.3m)
Total Shareholder Return (Value of Fixed $100 Investment)
$40
$30
$20
$10
$0
($10)
$0.1m
($0.1m)
$1.0m
$0.5m
$0.1m
($0.1m)
2022
2023
2024
Compensation Actually Paid for PEO
Average Compensation Actually Paid for Non-PEO NEOs
AKTS Total Shareholder Return

Relationship between Compensation Actually Paid and Net Income

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net income for the fiscal years ended June 30, 2022, 2023 and 2024.

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid
Net Income (Loss)
$1.0m
$0.5m
$0.0m
($0.5m)
($1.0m)
$80m
$40m
$0m
($40m)
($80m)
$0.1m
($0.1m)
$1.0m
$0.5m
$0.1m
($0.1m)
2022
2023
2024
Compensation Actually Paid for PEO
Average Compensation Actually Paid for Non-PEO NEOs
Net Income (Loss)

Director Compensation

The Company adopted a Director Compensation Program, effective August 11, 2022 that applied to compensation paid to the Company’s non-employee directors during the fiscal year ended June 30, 2024. The Director Compensation Program provides for annual compensation consisting of a combination of a cash retainer, grants of nonqualified stock option awards and/or RSU awards at the election of each director. The majority of director compensation being paid in the form of equity is reflective of the entrepreneurial spirit that the Company believes is indicative of the Board. Under the Director Compensation Program, the total value of each non-employee director’s annual compensation is as follows: $140,000 for service on the Board; $50,000 for service as chair of the board; $10,000 for service on the Audit Committee (or $30,000 for serving as the chair of such committee); $6,500 for service on the Compensation Committee or the Technology Committee (or $11,000 for serving as the chair of either such committee); $5,000 for service on the Nominating Committee (or $10,000 for serving as the chair of such committee); $6,500 for service on the IT Governance Committee (or $11,000 for serving as the chair of such committee); and $35,000 for service on the Strategic Development Committee (the same amount for the chair and committee members). The Director Compensation Program allows for directors to elect (i) whether to receive 25% of their annual compensation in cash and (ii) the proportion of options and RSUs making up the equity component of their annual grants (with any such election being made in 25% increments and the default election being 100% of the equity awards to be in the form of RSUs). Annual equity awards are granted on the date of the Company’s annual stockholders’ meeting. Awards vest on the first anniversary of the grant date, subject to the director’s continued service and such other terms as found in the applicable equity compensation plan and relevant award agreement. The base number of shares of Common Stock subject to each annual equity award equals (i) the award value (as calculated above), divided by (ii) the 30-day average of the closing price of the Common Stock as reported on Nasdaq measured as of the date that is one week prior to the date of the annual meeting of stockholders. Any director joining the Board or a committee thereof mid-year receives a pro-rated annual equity award based on the remaining months of service in the year (rounded up to the nearest full month). Effective November 3, 2023, the Board amended the Director Compensation Policy with respect to fiscal year 2024 to reduce the total compensation payable to each director by 50%.

In connection with their appointment to the Board, each of Ms. Frizzley and Mr. Kahn entered into an Independent Director Agreement with the Company, dated as of August 7, 2024 (together, the “Independent Director Agreements”), pursuant to which Ms. Frizzley and Mr. Kahn agreed to serve as directors of the Company. The Independent Director Agreements provide for a monthly fee of $30,000 and certain indemnification obligations in connection with their service as directors. This compensation is in lieu of the compensation Ms. Frizzley and Mr. Kahn would otherwise be eligible to receive under the Company’s compensation program for non-employee directors.

Any directors who are also employees of the Company are not paid for their service as directors.

The table below summarizes all compensation received by each of the Company’s non-employee directors for services as a director performed during the fiscal year ended June 30, 2024.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Options awards ($)(1)	Total ($)
Arthur E. Geiss(2)	—	81,395	—	81,395
Jerry D. Neal(3)	31,437	73,991	—	105,428
Steven P. DenBaars(4)	19,125	22,506	26,372	68,003
Jeffrey K. McMahon(5)	19,562	46,042	—	65,604
Suzanne B. Rudy(6)	27,062	63,694	—	90.756
J. Michael McGuire(7)	20,875	49,131	—	70,006
Michelle L. Petock(8)	23,125	—	63,775	86,900
Jill K. Frizzley(9)	—	—	—	—
Matthew R. Kahn(9)	—	—	—	—

____________

(1)      The amounts shown in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. See Note [__] to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 for a discussion of the assumptions made in the valuation of option awards. For the RSUs, the grant date fair value is based on a closing bid price for Common Stock on the grant date.

(2)      Mr. Geiss received an award of 138,333 RSUs on November 6, 2023 immediately following the 2023 annual meeting for his services on the Board, which vests in full on the first anniversary of the grant date. At June 30, 2024, Mr. Geiss had 177,214 outstanding option awards, all of which were exercisable and 138,333 unvested RSU awards.

(3)      Dr. Neal received an award of 125,750 RSUs on November 6, 2023 immediately following the 2023 annual meeting for his services on the Board, which vests in full on the first anniversary of the grant date. At June 30, 2024, Dr. Neal had 40,000 outstanding option awards, all of which were exercisable and 125,750 unvested RSU awards.

(4)      Mr. DenBaars received an award of 38,250 RSUs and an option award covering 76,500 shares on November 6, 2023 immediately following the 2023 annual meeting for his services on the Board, which vests in full on the first anniversary of the grant date. At June 30, 2024, Mr. DenBaars had 163,967 outstanding option awards, 87,467 of which were exercisable and 38,250 unvested RSU awards.

(5)      Mr. McMahon received an award of 78,250 RSUs on November 6, 2023 immediately following the 2023 annual meeting for his services on the Board, which vests in full on the first anniversary of the grant date. At June 30, 2024, Mr. McMahon had 281,766 outstanding option awards, all of which were exercisable and 78,250 unvested RSU awards. As previously disclosed on August 8, 2024, Mr. McMahon resigned from his position as a director on August 7, 2024.

(6)      Ms. Rudy received an award of 108,250 RSUs on November 6, 2023 immediately following the 2023 annual meeting for her services on the Board, which vest in full on the first anniversary of the grant date. At June 30, 2024, Ms. Rudy had 201,707 outstanding option awards which were exercisable and 108,250 unvested RSU awards. As previously disclosed on August 8, 2024, Ms. Rudy resigned from her position as a director on August 7, 2024.

(7)      Mr. McGuire received an award of 83,500 RSUs on November 6, 2023 immediately following the 2023 annual meeting for his services on the Board, which vest in full on the first anniversary of the grant date. At June 30, 2024, Mr. McGuire had 83,500 unvested RSU awards. As previously disclosed on June 5, 2024, Mr. McGuire resigned from his position as a director on June 2, 2024.

(8)      Ms. Petock received an option award covering 185,000 shares on November 6, 2023 immediately following the 2023 annual meeting for her services on the Board, which vests in full on the first anniversary of the grant date. At June 30, 2024, Ms. Petock had 185,000 unvested option awards. As previously disclosed on August 8, 2024, Ms. Petock resigned from her position as a director on August 2, 2024.

(9)      Ms. Frizzley and Mr. Kahn were appointed to the board on August 7, 2024, and therefore received no compensation for their services for the fiscal year ending June 30, 2024.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

This Proposal 2 enables our stockholders to cast a non-binding, advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement as required by Section 14A of the Exchange Act.

Our executive compensation program, as described in detail under the heading “Compensation and Other Information Concerning our Executive Officers and Directors — Executive Compensation”, is designed to attract, motivate and retain our executive officers, who are critical to our success. Please read the “Compensation and Other Information Concerning our Executive Officers and Directors — Executive Compensation” section beginning on page 14 for additional details about our executive compensation programs, including information about the fiscal 2024 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our executive compensation programs as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, objectives and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders, is hereby APPROVED.”

Although the vote on this Proposal 2 regarding the compensation of our named executive officers is not binding on our Board of Directors, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements. We currently ask our stockholders to approve the compensation of our named executive officers, on a non-binding, advisory basis, every year.

Vote Required for Approval

The affirmative vote of the stockholders present in person or represented by proxy at the Annual Meeting holding shares representing at least a majority of the votes so present or represented by proxy and entitled to be cast thereon is required to approve the foregoing resolution.

Board Recommendation

The Board recommends that the stockholders vote “FOR” the approval, on a non-binding, advisory basis, of the compensation paid to the Company’s named executive officers.

PROPOSAL 3

THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

Our Charter currently authorizes the Company to issue a total of 175,000,000 shares of the Common Stock, and up to 5,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Preferred Stock”), in one or more series, and expressly authorizes the Board, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series.

On September [__], 2024, the Board approved amendments to our Charter effecting reverse stock splits of the Common Stock at ratios between 1-for-50 and 1-for-250 inclusive, one of which such amendments (and therefore reverse stock split ratios) will be chosen by the Board of the Company at its discretion on or prior to the one-year anniversary of the date of the Annual Meeting, and the remainder of which such amendments (and therefore reverse stock split ratios) will be abandoned. The primary goal of the Reverse Stock Split Proposal is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that proposing multiple ratios for the reverse stock split provides us with the most flexibility to achieve the desired results of the Reverse Stock Split Proposal. The Reverse Stock Split Proposal is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split Proposal is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the amendment to the Charter effecting one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal becomes effective, each share of our outstanding Common Stock would be converted and reclassified into the relevant fraction of one share of Common Stock. The actual timing for implementation of the amendments to our Charter contemplated by the Reverse Stock Split Proposal and the specific reverse split ratio would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date of the Annual Meeting. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to implement one of the amendments to our Charter contemplated by the Reverse Stock Split Proposal and abandon the rest. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting one of the amendments to our Charter contemplated by the Reverse Stock Split Proposal is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting one of the amendments to our Charter contemplated by the Reverse Stock Split Proposal, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect one of the amendments to our Charter contemplated by the Reverse Stock Split Proposal, it will hold a Board meeting to determine the reverse stock split ratio to be effected (and abandon the rest of the reverse stock split ratios) and will publicly announce the chosen ratio at least five business days prior to the effectiveness of the reverse stock split. For additional information concerning the factors the Board will consider in deciding whether to effect one of the amendments to our Charter contemplated by the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed Certificate of Amendment of Certificate of Incorporation of the Company containing the amendments to the Company’s Charter contemplated by the Reverse Stock Split Proposal (each of which bracketed fraction constitutes a separate Certificate of Amendment of Certificate of Incorporation of the Company) is included as Appendix A to this proxy statement (each, a “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file a Reverse Stock Split Charter Amendment containing the reverse stock split ratio chosen by our Board of Directors with the Secretary of State of the State of Delaware, which will become effective upon its filing. The Board has determined that the amendments to our Charter set forth in Appendix A are advisable and in the best interests of the Company and its stockholders and has submitted the amendments for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split Proposal

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. Accordingly, we believe that the Reverse Stock Split Proposal is in our stockholders’ best interests.

On October 24, 2023, the Company received a written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq Stock Market (“Nasdaq”) indicating that, because the closing bid price for the Company’s common stock has fallen below $1.00 per share for 30 consecutive trading days, the Company was no longer in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the “Bid Price Requirement”).

Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company was provided with a compliance period of 180 calendar days, or until April 22, 2024, to regain compliance with the Bid Price Requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive trading days prior to April 22, 2024. The Company did not regain compliance by April 22, 2024, and the Nasdaq staff granted an additional 180 calendar days for the Company to regain compliance with Bid Price Requirement and although that time period will have lapsed by the date of the Annual Meeting, the Company hopes that the affirmative steps taken to regain compliance will be seen as favorable by Nasdaq to delay the Company’s delisting.

On August 19, 2024, the Company received notice from the Staff indicating that the bid price for the Company’s common stock had closed at $0.10 or less per share for the 10-consecutive trading day period ended August 16, 2024 and, accordingly, the Company is subject to the provisions contemplated under Nasdaq Listing Rule 5810(c)(3)(A)(iii). As a result, the Staff determined to delist the Company’s common stock from The Nasdaq Capital Market (the “Delisting Determination”). The Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal the Delisting Determination. The hearing request automatically stayed any suspension or delisting action pending the hearing and the expiration of any compliance period granted by the Panel following the hearing.

The Board currently intends to effect a Reverse Stock Split Charter Amendment in order to regain compliance with the Bid Price Requirement and reverse the Delisting Determination. We believe that effecting a Reverse Stock Split Charter Amendment is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of issued and outstanding shares of our Common Stock resulting from effecting a Reverse Stock Split Charter Amendment should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the effectiveness of a Reverse Stock Split Charter Amendment.

To Improve the Marketability of our Common Stock

We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that stockholder adoption of effecting the Reverse Stock Split Proposal will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock.

Effecting a Reverse Stock Split Charter Amendment could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect a Reverse Stock Split Charter Amendment only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on The Nasdaq Capital Market. Accordingly, our Board approved the Reverse Stock Split Charter Amendment as being advisable and in the best interests of the Company.

Risks Associated with a Reverse Stock Split

A Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of effecting a Reverse Stock Split Charter Amendment is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of a Reverse Stock Split Charter Amendment on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that effecting a Reverse Stock Split Charter Amendment will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that effecting a Reverse Stock Split Charter Amendment will increase the market price of our Common Stock by a multiple of the chosen reverse stock split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

A Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that effecting a Reverse Stock Split Charter Amendment may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, effecting a Reverse Stock Split Charter Amendment will also reduce the total number of issued and outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of such reverse stock split.

A Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If a Reverse Stock Split Charter Amendment is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a reverse stock split may be required to pay higher transaction costs if they sell their Common Stock.

A Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

Effecting a Reverse Stock Split Charter Amendment may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to effected reverse stock split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following such reverse stock split.

Nasdaq May Delist the Company’s Stock Prior to the Vote at the Annual Meeting

As the extended compliance period is set to expire prior to the Annual Meeting date, Nasdaq may determine that although steps have been taken to regain compliance through planning this stockholder vote, the extended date given for compliance is final and no more time will be afforded. If our Common Stock is delisted, it may reflect negatively on the Company and impact our business results overall.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved.

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect a Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect a Reverse Stock Split Charter Amendment could expose us to delisting from The Nasdaq Capital Market.

Determination of the Reverse Stock Split Ratio.

The Board believes that stockholder approval of that the Reverse Stock Split Proposal giving the Board the discretion to implement a reverse stock split of our Common Stock at a ratio of between 1-for-50 and 1-for-250 inclusive, for the potential Reverse Stock Split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time a reverse stock split would be implemented. We believe that the foregoing proposed reverse stock split ratios provide us with the most flexibility to achieve the desired results of the Reverse Stock Split Proposal. The reverse stock split ratio to be selected by our Board will be no less than 1-for-50 and no more than 1-for-250. The Company will publicly announce the chosen reverse stock split ratio at least five business days prior to the effectiveness of the reverse stock split and the reverse stock split will be implemented by the one-year anniversary of the date of the Annual Meeting, if at all.

The selection of the specific reverse stock split ratio by the Board will be based on several factors, including, among other things:

•        our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•        the per share price of our Common Stock immediately prior to the effectuation of the specific reverse stock split ratio;

•        the expected stability of the per share price of our Common Stock following the effectuation of the specific reverse stock split ratio;

•        the likelihood that the specific reverse stock split ratio will result in increased marketability and liquidity of our Common Stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before and after the effectuation of the reverse stock split ratio.

We believe that granting our Board the authority to choose the reverse stock split ratio from those provided by the Reverse Stock Split Proposal is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement one of the reverse stock split ratios provided by the Reverse Stock Split Proposal, the Company will make a public announcement regarding the determination of the specific reverse stock split ratio.

Board Discretion to Effect a Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement a reverse stock split at one of the ratios provided by the Reverse Stock Split Proposal or to not effect any reverse stock split at all on or prior to the one-year anniversary of the Annual Meeting. The Board currently intends to effect a reverse stock split at one of the ratios provided by the Reverse Stock Split Proposal as soon as practicable after the Annual Meeting, in order to regain compliance with the Bid Price Requirement. If the trading price of our Common Stock increases without effecting a reverse stock split, a reverse stock split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from The Nasdaq Capital Market for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, a reverse stock split at one of the ratios provided by the Reverse Stock Split Proposal will be effected, if at all, only upon a determination by the Board that a reverse stock split at that ratio is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon any one or all of the reverse stock split ratios provided by the Reverse Stock Split Proposal. If our Board does not implement a reverse stock split at one of the ratios provided by the Reverse Stock Split Proposal prior to the one-year anniversary of the date of the Annual Meeting, the authority granted to the Board by the Reverse Stock Split Proposal to implement a reverse stock split at one of the ratios set forth in the Reverse Stock Split Proposal will terminate.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares of our Common Stock issued and outstanding. If a reverse stock split at one of the ratios provided by the Reverse Stock Split Proposal is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of such a reverse stock split. Furthermore, the reduced number of shares of Common Stock that will be issued outstanding after a reverse stock split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split Proposal in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of issued and outstanding shares of Common Stock following a reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of a Reverse Stock Split on Issued and Outstanding Shares.

If a reverse stock split is effected, it will reduce the total number of issued and outstanding shares of Common Stock by one of the ratios between 1-for-50 and 1-for-120 (provided by the Reverse Stock Split Proposal and chosen by our Board of Directors). Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of s reverse stock split. However, a reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that a reverse stock split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in a reverse stock split. Therefore, voting rights and other rights, powers and preferences of the holders of Common Stock will not be affected by a reverse stock split (other than as a result of the treatment of fractional shares). Shares Common Stock issued and outstanding after a reverse stock split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.

As of the Record Date, the Company had [__] shares of Common Stock outstanding. For purposes of illustration, if a reverse stock split is effected at a ratio of 1-for-50, 1-for-150 or 1-for-250, the number of issued and outstanding shares of Common Stock immediately after such reverse stock split would be approximately [__] shares, [__] shares and [__] shares, respectively.

We are currently authorized to issue a maximum of 175,000,000 shares of our Common Stock. As of the Record Date, there were [__] shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of a reverse stock split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the reverse stock split ratio selected by the Board from those set forth in the Reverse Stock Split Proposal. Thus, a reverse stock split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by such reverse stock split.

Following a reverse stock split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares of Common Stock without further stockholder approval, upon such terms and conditions as the Board deems appropriate.

Effects of a Reverse Stock Split on Outstanding Equity Awards and Convertible Notes.

A reverse stock split would also have a proportionate effect on (i) shares of Common Stock issuable upon the exercise of outstanding stock options (and the respective exercise prices of the stock options would increase by a factor equal to the inverse of the reverse stock split ratio), (ii) the shares reserved under our 2018 Stock Incentive Plan, and (iii) the shares of Common Stock issuable upon the conversion of our 6.0% Convertible Senior Notes due 2027 (and the respective conversion rates of the notes would increase by a factor equal to the inverse of the reverse stock split ratio). A reverse stock split would not alter the rights associated with our Common Stock nor would it change the number of authorized shares of Common Stock. As explained below, no fractional shares will be issued.

In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or other equity awards that may be granted to our executive officers or directors in any calendar year) will be adjusted and proportionately decreased as a result of a reverse stock split.

Effects of a Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by a reverse stock split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of a reverse stock split would continue to hold 1% of the voting power of the outstanding Common Stock immediately after effective time such reverse stock split.

Effects of a Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. A reverse stock split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of a Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by a reverse stock split.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by a reverse stock split. If a reverse stock split is effected, each fractional share of Common Stock will be:

•        rounded up to the nearest whole share of Common Stock after all of the fractional interests of a holder have been aggregated, if such shares of Common Stock are held directly; or

•        rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of a Reverse Stock Split Charter Amendment

If the Reverse Stock Split Proposal is approved by our stockholders, a reverse stock split would become effective, if at all, when a Reverse Stock Split Charter Amendment setting forth the reverse stock split ratio chosen by our Board of Directors is duly executed and filed with and accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to the one-year anniversary of the date of the Annual Meeting, the authority granted in the Reverse Stock Split Proposal to implement a reverse stock split at one of the reverse stock split ratios provided by the Reverse Stock Split Proposal will terminate (and all of the Reverse Stock Split Charter Amendments will be abandoned).

Exchange of Share Certificates

If a reverse stock split is effected, each certificate representing pre-reverse stock split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split Common Stock at the effective time of such reverse stock split. As soon as practicable after the effective time of a reverse stock split, the

Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-reverse stock split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-reverse stock split shares of Common Stock. No certificate(s) representing post-reverse stock split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-reverse stock split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-reverse stock split shares of Common Stock for certificate(s) representing post-reverse stock split shares of Common Stock registered in the same name.

Stockholders who hold shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to a reverse stock split. If any certificate(s) or book-entry statement(s) representing pre-reverse stock split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-reverse stock split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-reverse stock split shares of Common Stock has been lost, stolen or destroyed will only be issued post-reverse stock split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a reverse stock split, and our Charter does not independently provide our stockholders with any such rights.

Regulatory Approvals

A reverse stock split will not be consummated, if at all, until after approval of the Company’s stockholders of the Reverse Stock Split Proposal is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating a reverse stock split other than the filing of a Reverse Stock Split Charter Amendment setting forth the reverse stock split ratio chosen by our Board of Directors with the Secretary of State of the State of Delaware.

Accounting Treatment of a Reverse Stock Split

If a reverse stock split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of a reverse stock split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the reverse stock split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged if a reverse stock split is effected. Per share net income or loss will be increased after a reverse stock split is effected because there will be fewer shares of Common Stock outstanding. If a reverse stock split is effected, the Common Stock held in treasury will be reduced in proportion to the reverse stock split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of a reverse stock split.

Certain U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of a reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-reverse stock split shares of Common Stock were, and the post-reverse stock split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•        a citizen or resident of the United States;

•        a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split Common Stock for post-reverse stock split Common Stock. The aggregate tax basis of the post-reverse stock split Common Stock should be the same as the aggregate tax basis of the pre-reverse stock split Common Stock exchanged in a reverse stock split. A stockholder’s holding period in the post-reverse stock split Common Stock should include the period during which the stockholder held the pre-reverse stock split Common Stock exchanged in a reverse stock split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of a reverse stock split.

Vote Required

The votes cast for the adoption of the Reverse Stock Split Proposal must exceed the votes cast against the adoption of the Reverse Stock Split Proposal. A vote on the Reverse Stock Split Proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on the Reverse Stock Split Proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against the Reverse Stock Split Proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 4

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JUNE 30, 2025

The Board of Directors has retained Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. In determining that Marcum be retained as the Company’s independent registered public accounting firm, the Board considered whether the provision of non-audit services by Marcum was compatible with maintaining Marcum’s independence and concluded that it was. Even if the engagement of Marcum is ratified, the Board may in its discretion appoint a different independent registered public accounting firm at any time during the year if it determines that such appointment would be in the best interests of the Company and its stockholders.

A representative of Marcum is expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

Vote Required for Approval

The affirmative vote of the stockholders present in person or represented by proxy at the Annual Meeting holding shares representing at least a majority of the votes so present or represented by proxy and entitled to be cast thereon is required to ratify the engagement of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Board Recommendation

The Board recommends that the stockholders vote “FOR” the ratification of the engagement of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Fees

The aggregate fees billed to us by Marcum for services rendered for each of the fiscal years ended June 30, 2024 and June 30, 2023 are set forth in the table below:

Fee Category	Fiscal year ended June 30, 2024	Fiscal year ended June 30, 2023
Audit fees(1)	$470,710	$480,800
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$470,710	$480,800

____________

(1)      Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements, as well as for the auditor comfort letters provided in connection with our at-the-market equity offering program.

Pre-Approval Practice

The Board established an Audit Committee in February 2017. The Audit Committee’s responsibilities include establishing policies and procedures for the review and pre-approval by the Audit Committee of, and approving or pre-approving, all auditing services and permissible non-audit services to be performed by the independent registered public accounting firm, and any non-audit services to be performed by any other accounting firm. Our Audit Committee has adopted procedures for the pre-approval of services to be performed by the independent public accountants. Pursuant to this pre-approval policy, the Audit Committee considers, at least annually, and approves the terms of the audit engagement. At each regularly scheduled Audit Committee meeting, the committee members review both a listing of any newly requested services subject to pre-approval since its last regularly scheduled meeting and a report summarizing any such services, provided or anticipated to be provided by the auditor and the related fees and costs. Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis, prior to the performance of the auditor. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to pre-set fee limits. The Audit Committee reviews requests for the provision of audit and non-audit services by the Company’s independent public accountants and determines if they should be approved. Such requests could be approved either at a meeting of the Audit Committee or upon approval by the Chair of the Audit Committee if approval is needed between Audit Committee meetings. Any such interim approvals must be reported to the Audit Committee at its next scheduled meeting. Prior to approving any services, the Audit Committee considers whether the provision of such services is consistent with the SEC’s and the PCAOB’s rules on auditor independence and is compatible with maintaining the independence of the Company’s public accountants.

All fees described above related to audit services were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended June 30, 2024 with management and its independent registered public accounting firm. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended June 30, 2024 be included in the Company’s Form 10-K for the fiscal year ended June 30, 2024 for filing with the SEC. Respectfully submitted by the Audit Committee.

Jerry D. Neal
Jill K. Frizzley
Matthew R. Kahn

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Since July 1, 2022, the Company has not participated in any such related party transaction.

SECTION 16 REPORTING

Section 16 of the Exchange Act requires the directors, certain officers, and beneficial owners of more than ten percent of a class of securities registered under Section 12 of the Exchange Act to file reports with the SEC indicating their holdings of and transactions in such securities and to provide copies of such reports to the issuer of such securities. Based solely upon a review of the copies of the reports furnished to the Company, the Company believes all such reporting persons complied with such reporting obligations during the fiscal year ended June 30, 2024.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS

Under certain conditions, stockholders may request that we include a proposal or director nomination at a forthcoming meeting of our stockholders in the proxy materials of the Company for such meeting. Under Exchange Act Rule 14a-8, any stockholder desiring to present a proposal to take action at the 2024 annual meeting of stockholders and include such proposal in our proxy materials must ensure that we receive the proposal, to be eligible for inclusion in our proxy statement, at our principal executive offices at 9805 Northcross Center Court, Suite A, Huntersville, North Carolina 28078 no later than June 4, 2025.

In order for a stockholder proposal, including a nomination for election to the Board of Directors, to be submitted at the 2024 annual meeting of stockholders (but not included in our proxy statement), such proposal must be received by the Company’s Secretary at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Any stockholder proposal to be submitted at the 2025 annual meeting of stockholders (but not included in our proxy statement) will not be considered timely unless the notice required by our Bylaws is delivered to the Secretary not earlier than the close of business on July 17, 2025 and not later than the close of business on August 16, 2025.

The stockholder notice, with respect to all stockholder proposals, must comply in all respects with Article II, Section 9 of the Company’s Bylaws, which requires that such proposal be in writing and include, among other things, (i) a brief description of the business desired to be brought before the annual meeting, (ii) the text of the proposal or business, (iii) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, (iv) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (v) information regarding the stockholder’s ownership of the Company’s Common Stock, (vi) a description of any agreement, arrangement or understanding that has been entered into by, or on behalf of, such stockholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (vii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (viii) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to solicit proxies or votes from stockholders in support of such proposal or nomination, and (ix) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

The Company’s Bylaws requires additional information to be submitted with a stockholder notice with respect to director nominations, including as to each person whom the stockholder proposes to nominate for election as director, (1) all information relating to such person that is required to be disclosed pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (3) certain representations and agreements of such person as set forth in detail in the Bylaws; and (4) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings, and any other material relationships that may be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 12, 2025.

This section is subject to and qualified entirely by the requirements for stockholder proposals set forth in the Company’s Bylaws. A copy of the Company’s Bylaws is available upon written request to: Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite A, Huntersville, North Carolina 28078, Attention: Secretary.

It is presently anticipated that the Company’s 2025 annual meeting of stockholders will be held in November 2025. However, if the date of the 2025 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the 2024 Annual Meeting, the Company will, in a timely manner, provide public notice of the new date of the 2025 annual meeting of stockholders and the new dates by which stockholder proposals submitted pursuant to and outside of Exchange Act Rule 14a-8 must be received by the Company.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

ANNUAL REPORT

We filed an Annual Report on Form 10-K with the SEC on September [__], 2024. We make available on our website, www.akoustis.com, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Stockholders may also obtain a copy of these reports, without charge, upon request to: Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite A, Huntersville, North Carolina 28078, Attention: Kenneth Boller.

OTHER MATTERS

As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast in the discretion of the proxy holders at the Annual Meeting. The Board of Directors does not know of any such other business.

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
AKOUSTIS TECHNOLOGIES, INC.

AKOUSTIS TECHNOLOGIES, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.    The Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph as a stand-alone paragraph immediately following Section 4.1 of  ARTICLE IV thereof, which shall read in its entirety as follows:

“Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each share of the common stock issued and outstanding immediately prior to the Effective Time, shall be automatically reclassified as and converted into [1/50] [1/60] [1/70] [1/80] [1/90] [1/100] [1/110] [1/120] [1/130] [1/140] [1/150] [1/160] [1/170] [1/180] [1/190] [1/200] [1/210] [1/220] [1/230] [1/240] [1/250] of a share of Common Stock; provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock into which shares of Common Stock have been reclassified and converted, but giving effect to the rounding of fractional shares provided for in the immediately preceding sentence.”

2.    The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, AKOUSTIS TECHNOLOGIES, INC. has caused this Certificate to be executed by its duly authorized officer on this ___ day of ________________ 202[•].

By:
Name:	Kamran Cheema
Title:	Interim Chief Executive Officer

A-2

AKOUSTIS TECHNOLOGIES, INC. 9805 NORTHCROSS CENTER COURT SUITE A HUNTERSVILLE, NC 28078 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of in-formation up until 11:59 p.m. Eastern Time on November 13, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AKTS2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 13, 2024. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V57480-P17982 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AKOUSTIS TECHNOLOGIES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Steven P. DenBaars 02) Jill K. Frizzley 03) Arthur E. Geiss 04) Matthew R. Kahn 05) Jerry D. Neal For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. Proposal to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers. 3. Proposal to approve amendments to the Certificate of Incorporation effecting reverse stock splits of the Company’s common stock at ratios between 1-for-50 and 1-for-250 inclusive, one of which amendments (and therefore one of which re-verse stock split ratios) will be chosen by the Board of Directors in its sole discretion on or prior to the one-year anniversary of the state of the Annual Meeting, and the rest of which amendments (and therefore the rest of which reverse stock split ratios) will be abandoned. 4. Proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come be-fore the meeting or any adjournment or postponement thereof. Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com AKOUSTIS TECHNOLOGIES, INC. Annual Meeting of Stockholders November 14, 2024 This proxy is solicited on behalf of the Board of Directors The stockholders hereby appoint Kamran Cheema and Kenneth Boller, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AKOUSTIS TECHNOLOGIES, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, local time on November 14, 2024, via live webcast at www.virtualshareholdermeeting.com/AKTS2024,and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the director nominees listed in Proposal 1, and FOR Proposal 2, Proposal 3, and Proposal 4. If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy will vote in their discretion. The Board of Directors is not aware of any other business to come before the meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side